SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: August 8, 2002


                        SAFE TRANSPORTATION SYSTEMS, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


        FLORIDA                                      000-26631                              59-3567558
        -------                                      ---------                              ----------
(State or other jurisdiction                        (Commission                            (IRS Employer
       of incorporation)                            File Number)                        Identification No.)



909 LAKEWAY DRIVE, SUITE 208
----------------------------
BELLINGHAM, WASHINGTON 98226
----------------------------
(Address of principal executive offices)


Registrant's telephone number, including area code:  (360) 527-1112
                                                     --------------

ITEM 9.  REGULATION F-D DISCLOSURE.

Safe Transportation Systems, Inc. today announced the resignation, effective July 31, 2002, of James B. Long, Executive Vice President and Director. A copy of the press release announcing the resignation is attached hereto as Exhibit 99.1.

Item 7.  Exhibits

Exhibit No.                  Description

99.1                         Press Release: Resignation of James B. Long







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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SAFE TRANSPORTATION SYSTEMS INC.


Date:  August 8, 2002                 By:  /s/ Ian Pallett
                                         ---------------------------------------
                                         Name: Ian Pallett
                                         Its:  President





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